United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 14, 2004
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          IOWA                           0-32637               42-1039071
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                                405 FIFTH STREET
                                AMES, IOWA 50010
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since
                                 Last Report)

Item 5.  Other Events and Regulation FD Disclosure

On May 14, 2004, Ames National Corporation issued a News Release announcing an increase in the dividend from $.46 per share to $.49 per share payable August 16, 2004 to shareholders of record August 2, 2004.

The board also declared an extra dividend of $.49 per share payable October 1, 2004 to shareholders of record September 16, 2004. A copy of the News Release is attached hereto as Exhibit 99.1.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMES NATIONAL CORPORATION


Date:  May 14, 2004                      By:   /s/ Daniel L. Krieger
                                               ---------------------------------
                                               Daniel L. Krieger, President
                                              (Principal Executive Officer)



                                  EXHIBIT INDEX


Exhibit No.                                               Description

  99.1                                           News Release dated May 14, 2004